UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2024

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

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	ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 29, 2023, Medalist Diversified REIT, Inc. (the “Company”), a Virginia-based real estate investment trust that specializes in acquiring, owning and managing commercial real estate in the Southeast region of the U.S., announced that Medalist Diversified Holdings, LP, the operating partnership of the Company had entered into a Purchase and Sale Agreement (the “Agreement”), a copy of which is filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 29, 2023, with an unaffiliated purchaser (the “Buyer”) whereby the Company agreed to sell its 84% tenant-in-common interest in Hanover Square North located at 7230 Bell Creek Road, Mechanicsville, Virginia 23111 (the “Hanover Square Property”). The Company’s tenant-in-common partner, PMI Hanover Square, LLC, also entered into the same agreement to sell its 16% tenant-in-common interest.

On March 13, 2024, the Company completed the sale of the Hanover Square Property. The property sold for $13,000,000. After credits for repairs of $85,000, retiring the mortgage payable of $9,511,030, and payment of closing costs, the Company realized approximately $2,520,000 in net cash from the sale of its 84% tenant-in-common ownership interest.  Including the release of a reserve held by the lender, the Company generated approximately $2,647,000 in unrestricted cash from the transaction.

Exhibit Number	Description of Exhibit
10.1	Purchase and Sale Agreement dated December 29, 2023 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 29, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: March 14, 2024	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer